UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 14, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
Hackensack, New Jersey 07601
                                            (201) 968-9797
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        Regulation FD Disclosure

The information set forth in the exhibits attached hereto is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”  The Company is furnishing information, including certain forecasts to be disclosed to its shareholders, which have not previously been disclosed in their entirety.

The Company does not intend for this Item 7.01 disclosure and exhibits 99.1 and 99.2 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into the filings under the Securities Act of 1933, as amended.

ITEM 9.01         Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit Number	Description

99.1	Shareholder Update

99.2	Investor Presentation

SIGNATURE PAGE TO FOLLOW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015	ROOMLINX, INC.

By: /s/ Aaron Dobrinsky
Name: Aaron Dobrinsky
Title: Chief Executive Officer